Taxation	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Taxation
Note 9 - Taxation
Overview
Borr Drilling Limited is a Bermuda company that operates through various subsidiaries, affiliates and branches in numerous countries throughout the world. We are subject to tax laws, policies, treaties and regulations, as well as the interpretation or enforcement thereof, in jurisdictions in which we or any of our subsidiaries, affiliates and branches operate, were incorporated, or otherwise considered to have a tax presence. Our income tax expense is based upon our interpretation of the tax laws in effect in various countries at the time that the expense was incurred.
Total income / (loss) before income taxes consists of the following, by jurisdiction:

	For the Years Ended December 31,
(In $ millions)	2025	2024	2023
Bermuda	60.3	(97.3)	(92.2)
Foreign	25.6	237.6	148.3
Total	85.9	140.3	56.1
All income tax expense is attributable to foreign jurisdictions and consists of the following:

	For the Years Ended December 31,
(In $ millions)	2025	2024	2023
Current tax expense	44.1	57.5	50.5
Change in deferred tax	(3.2)	0.7	(16.5)
Total	40.9	58.2	34.0
Our annual effective tax rate for the year ended December 31, 2025, was approximately 47.6% (41.5% in 2024 and 60.6% in 2023), on pre-tax income of $85.9 million ($140.3 million in 2024 and $56.1 million in 2023). Changes in our effective tax rate from period to period are primarily attributable to changes in the profitability or loss mix of our operations in various jurisdictions. As our operations continually change among numerous jurisdictions, and methods of taxation in these jurisdictions vary greatly, there is minimal direct correlation between the income tax (expense) benefit and income (loss) before taxes. The year ended December 31, 2025, was also impacted by the provision for a valuation allowance against certain deferred tax assets in the U.K.
Tax rate reconciliation
A reconciliation of the Bermuda statutory tax rate to our effective rate is shown below. Withholding taxes paid in a number of jurisdictions (e.g. Congo, Gabon, Mexico and Saudi Arabia) are borne in other countries (e.g. Cayman Islands, Mauritius, UK and Marshall Islands). Such taxes are shown below in the jurisdictions where the taxes are paid, not in the jurisdictions where the tax is borne.

	For the Years Ended December 31,
	2025		2024		2023
	(In $ millions)%		(In $ millions)%		(In $ millions)%
Bermuda Statutory Income Tax Rate 0%	—	—%	—	—%	—	—%
Foreign Tax Effects
Cayman Islands
Statutory rate differences with Bermuda	(11.6)	(13.6)%	(12.3)	(8.8)%	(12.4)	(22.0)%
Congo
Withholding taxes	9.2	10.7%	9.7	6.9%	8.6	15.4%
Other	3.1	3.6%	4.5	3.2%	5.3	9.5%
Gabon
Statutory rate differences with Bermuda	3.6	4.2%	10.9	7.8%	5.8	10.4%
Other	3.0	3.5%	1.1	0.8%	(1.7)	(3.0)%
Marshall Islands
Statutory rate differences with Bermuda	18.8	21.9%	7.1	5.1%	6.3	11.2%
Mauritius
Credit for overseas tax	(6.1)	(7.1)%	—	—%	—	—%
Other	(2.8)	(3.3)%	—	—%	—	—%
Mexico
Withholding taxes	4.8	5.6%	9.0	6.4%	14.9	26.5%
Other	(1.1)	(1.3)%	0.1	0.1%	1.1	1.9%
Saudi Arabia
Withholding taxes	—	—%	—	—%	(9.0)	(16.1)%
Other	2.3	2.7%	5.4	3.9%	4.4	7.8%
United Kingdom
Statutory rate differences with Bermuda	2.2	2.6%	27.3	19.5%	13.5	24.1%
Timing differences fully valued	0.5	0.7%	(8.3)	(5.9)%	—	—%
Credit for overseas tax	(6.2)	(7.3)%	(10.9)	(7.8)%	(15.8)	(28.2)%
Changes in valuation allowances	0.5	0.6%	(7.2)	(5.1)%	(16.5)	(29.4)%
Other	0.1	0.1%	(0.8)	(0.6)%	2.9	5.1%
Taxes from other jurisdictions	21.9	25.5%	23.9	16.9%	26.7	47.6%
Changes in Unrecognized Tax Benefits	(1.3)	(1.5)%	(1.3)	(0.9)%	(0.1)	(0.2)%
Effective tax rate	40.9	47.6%	58.2	41.5%	34.0	60.6%
The statutory income tax rate of Bermuda is 15%. However, Borr Drilling Limited is exempt from tax in Bermuda in 2025 so an effective rate of 0% applies to 2025. The Company will be in scope for the 15% tax rate on the net taxable income of Bermuda entities beginning in 2026 (at the same time as becoming subject to the 15% global minimum tax introduced by the Pillar Two initiative of the OECD).
Separate disclosure has been made for any material reconciling foreign jurisdiction where the tax charge is equal to or greater than 5% of the amount computed by multiplying the income before income taxes by the applicable statutory federal income tax rate of Bermuda of 15%.
Deferred taxes
The components of the net deferred taxes are as follows:

	As of December 31,
(In $ millions)	2025	2024
Deferred tax assets
Net operating losses	44.3	153.5
Excess of tax basis over book basis of property, plant and equipment	43.6	39.3
Other	24.8	11.5
Deferred tax asset	112.7	204.3
Less: valuation allowance	(88.1)	(164.7)
Less: Deferred tax liabilities offset against deferred tax assets	(2.3)	(21.0)
Deferred tax assets, net	22.3	18.6
Other deferred tax liabilities	(0.5)	—
Total	21.8	18.6
Deferred tax liabilities that cannot be offset against deferred tax assets are recognized in other non-current liabilities, with the remaining deferred tax assets, net recognized in other non-current assets on the Consolidated Balance Sheets (see Note 14 - Other Non-Current Assets).

The net deferred tax assets related to our net operating losses were generated in the U.K. ($6.4 million deferred tax asset at December 31, 2025) and do not expire. Deferred tax liabilities of $2.8 million relate to book-tax basis differences on certain Mauritius and U.K. owned rigs. There is also $36.3 million in net operating losses in Bermuda, which has a full valuation allowance and do not expire. The valuation allowance for deferred tax assets as of December 31, 2025, was $88.1 million. The net change in the total valuation allowance for the year ended December 31, 2025, was a decrease of $76.6 million.
We recognize a valuation allowance for deferred tax assets when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if estimates of future taxable income change. In 2025, we changed our valuation allowance previously recorded against the gross deferred tax assets in the U.K. Due to existing contracts as of December 31, 2025, we determined that $15.5 million of these tax attributes would likely be utilized. The change in this valuation allowance increased our income tax provision by $0.9 million.
Uncertain tax positions
We conduct business globally and, as a result, we file income tax returns, or are subject to withholding taxes, in various jurisdictions. In the normal course of business, we are generally subject to examination by taxation authorities throughout the world, including major jurisdictions in which we operate or used to operate.
The following is a reconciliation of the liabilities related to our uncertain tax positions:

	As of December 31,
(In $ millions)	2025	2024
Unrecognized tax benefits, including interest and penalties, at January 1,	1.9	3.2
Additions for tax positions of prior year	—	—
Reduction in tax positions of prior years	(1.3)	(1.4)
Unrecognized tax benefits, excluding interest and penalties, at December 31,	0.6	1.8
Interest and penalties	—	0.1
Unrecognized tax benefits, including interest and penalties, at December 31,	0.6	1.9
The liabilities summarized in the table above are presented within Other non-current liabilities in the Consolidated Balance Sheets.
We include, as a component of our income tax provision, potential interest and penalties related to liabilities for our unrecognized tax benefits within our global operations. Interest and penalties resulted in an income tax expense of zero for the year ended December 31, 2025 ($0.1 million for the year ended December 31, 2024).
For the year ended December 31, 2025, we reduced our liability for uncertain tax positions, and our income tax provision, by $1.3 million ($1.4 million for the year ended December 31, 2024).
As of December 31, 2025, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $0.6 million, and if recognized, would reduce our income tax provision by $0.6 million. As of December 31, 2024, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $1.9 million, and if recognized, would reduce our income tax provision by $1.9 million. It is reasonably possible that our existing liabilities related to our unrecognized tax benefits may increase or decrease in the next twelve months primarily due to the progression of open audits or the expiration of statutes of limitation. While the amounts provided are an estimate and subject to revision, we are not currently aware of any circumstances that would result in a material increase to the amounts provided.
Income tax paid, net of refunds
Total income tax paid, net of refunds is comprised of the following by jurisdiction:

	For the Years Ended December 31,
(In $ millions)	2025	2024	2023
Congo	12.0	14.4	14.4
Gabon	14.4	6.1	—
Thailand	7.2	9.7	4.4
Other	26.1	25.0	19.4
Total	59.7	55.2	38.2